UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12.

MATTHEWS INTERNATIONAL FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Matthews Asia Funds Four Embarcadero Center, Suite 550 San Francisco, CA 94111

FOLLOW-UP NOTICE: SEPARATE SPECIAL MEETING OF

MATTHEWS ASIA INNOVATORS FUND SHAREHOLDERS

July 8, 2026

Dear Valued Shareholder:

We are close to securing the required shareholder votes for a separate Special Meeting that is being held for the Matthews Asia Innovators Fund.

This additional special meeting is being held to seek shareholder approval for a proposed change to the Fund’s classification from “diversified” to “non-diversified.” As explained in the proxy statement previously sent to you, the Board of Trustees unanimously recommends that shareholders vote “FOR” the proposal.

We need your voting instructions as soon as possible. Please take a moment to cast your vote today. Your prompt response is important and greatly appreciated.

Sincerely,

Mark W. Headley

President of the Trust

Here are three convenient methods for voting your proxy:

✓	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

✓	Vote Online. You may cast your vote online by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

✓	Vote by Mail. You may cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the prepaid return envelope provided.

Matthews Asia Funds Four Embarcadero Center, Suite 550 San Francisco, CA 94111

ACTION REQUESTED—YOUR VOTE IS NEEDED

Separate Special Meeting of Matthews Asia Innovators Fund Shareholders

Dear Valued Shareholder,

This communication is a reminder to submit your proxy vote for the separate Special Meeting of Shareholders that is being held for the Matthews Asia Innovators Fund.

While you may have recently voted in other Matthews Asia Funds shareholders meetings, our records indicated that we have not yet received your vote for this separate Special Meeting for the Matthews Asia Innovators Fund.

This additional special meeting is being held to seek shareholder approval for a proposed change to the Fund’s classification from “diversified” to “non-diversified.” Your vote is essential. Shareholder participation representing a majority of outstanding shares is required to conduct this meeting.

Please Provide Your Voting Instructions Today

Call 1-800-207-2872 to speak with a representative who can quickly record your vote. Representatives are available Monday through Friday: 9:00 a.m. to 10:00 p.m. ET and Saturday: 10:00 a.m. to 6:00 p.m. ET.

The call takes just a few moments, and our team is ready to assist you. Thank you for your prompt attention and taking the time to vote.

Sincerely,

Mark W. Headley

President of the Trust

Here are four convenient methods for voting your proxy:

1.

Vote by Phone with a Representative. You may cast your vote by telephone with a proxy representative by calling toll-free 1-800-207-2872. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time.

2.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

3.	Vote Online. You may cast your vote online by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

4.	Vote by Mail. You may cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the prepaid return envelope provided.

matthewsasia.com	Matthews Asia Funds | Four Embarcadero Center, Suite 550, San Francisco, CA 94111